Available-for-sale Investments	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Available-for-sale Investments
24	AVAILABLE-FOR-SALE INVESTMENTS

	2017	2016
	RMB million	RMB million
Listed equity investments, at fair value	693	538
Unlisted equity investments, at cost	107	107

	800	645

During the year, the gross gain in respect of the Group’s available-for-sale investments recognized in other comprehensive income amounted to RMB156 million (2016: RMB100 million).

The above investments consist of investments in equity securities which were designated as available-for-sale investments and have no fixed maturity dates or coupon rates.

As at 31 December 2017, certain unlisted equity investments were stated at cost less impairment because the range of reasonable fair value estimates is so significant that the directors are of the opinion that their fair value cannot be measured reliably. The Group does not intend to dispose of them in the near future.